AMENDMENT NO. 1
TO WOOL BAY PROPERTY OPTION AGREEMENT

THIS AGREEMENT dated as of the 15th day of April, 2003.

BETWEEN:

4763 NWT LTD., a company incorporated under the laws of the Northwest Territories

(hereinafter called “NWT”)

AND:

NORTH AMERICAN GENERAL RESOURCES CORPORATION., a Nevada corporation

(hereinafter called “NAGR”)

WHEREAS:

A.     The parties entered into an option agreement dated May, 2002 (the “Option Agreement”) pursuant to which NAGR was granted the option to earn a 70% interest in the Wool Bay Mineral Property (the “Property”), as more particularly described in the Option Agreement.

B.      NAGR is required to spend $4,000 Cdn. on the Property in each of the four years following the date of the Option Agreement.

C.      NAGR wishes to obtain an immediate vested 70% interest in the Property.

NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements hereinafter provided THE PARTIES HAVE AGREED AND DO HEREBY AGREE AS FOLLOWS:

1.            In consideration of the immediate payment of $2,000, NWT hereby waives the property work requirements set out in paragraph 5 of the Option Agreement and NAGR shall be deemed to have completed its work requirements under the Option Agreement and to have acquired a 70% vested interest in the Property.

2.           The parties agree that notwithstanding the waiver by NWT of NAGR’S work obligations under the Option Agreement, NWT shall not be obligated to contribute its share of any work programs under the Joint Venture Agreement until such time as the aggregate expenditures by NAGR shall be equal to $16,000.

3.            The parties agree to enter into such further and other documents as may be necessary to give effect to this Agreement.

4.           This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

4763 NWT LTD.
by its authorized signatory:

/s/ Louis Covello
Signature of Authorized Signatory

Louis Covello
Name of Authorized Signatory

President
Position of Authorized Signatory

NORTH AMERICAN GENERAL RESOURCES CORP.
by its authorized signatory:

/s/ Teresita Ortiz
Signature of Authorized Signatory

Teresita Ortiz
Name of Authorized Signatory

Secretary
Position of Authorized Signatory